UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 8, 2006

Date of Report (Date of earliest event reported)

NICOR INC.

(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1844 Ferry Road

Naperville, Illinois 60563-9600

(Address of principal executive offices) (Zip Code)

(630) 305-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 8, 2006, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is furnishing this Form 8-K to give broad disclosure to such information.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Analyst Presentation of May 8, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date May 8, 2006	/s/ RICHARD L. HAWLEY
Richard L. Hawley
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Analyst Presentations of May 8, 2006.